EXHIBIT 10.11

FIRST AMENDMENT TO SECURED CREDIT AGREEMENT
This First Amendment to Secured Credit Agreement (the “Amendment”) is made as of December 29, 2014, by and among Rouse Properties, L.P., a Delaware limited partnership (the “Borrower”), KeyBank National Association, a national banking association ("KeyBank"), and the several banks, financial institutions and other entities from time to time parties to the Agreement (collectively, the “Lenders”), and KeyBank National Association, not individually, but as “Administrative Agent”.
R E C I T A L S
A.    Borrower, Administrative Agent and the Lenders have entered into that certain Secured Credit Agreement dated as of November 22, 2013 (as the same may be amended from time to time, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.
B.    The Borrower, Administrative Agent and the Lenders now desire to amend the Loan Agreement in order modify certain of the other provisions contained therein.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2.This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrower and the Required Lenders and all fees due to the Administrative Agent and the undersigned Required Lenders in connection with the execution and delivery of this Amendment have been paid in full.
3.The following definitions in Article I of the Loan Agreement are hereby deleted in their entirety and replaced with the following:
“‘Adjusted NOI’ means, with respect to any Mortgage Property owned as of any date, the sum of (A) the aggregate Net Operating Income of such Mortgage Property for the most recent trailing twelve (12) months for which the Borrower’s financial results have been reported, less (B) the Capital Reserves attributable to such Mortgage Property.”
“‘Borrowing Base Debt Yield Ratio’ means the ratio (expressed as a percentage) of the aggregate Adjusted NOI from the Mortgage Properties determined for the most recent trailing twelve (12) months, divided by the aggregate Outstanding Loans and Letter of Credit Liabilities.”

“‘Capitalization Rate’ means seven and one-half percent (7.5%) with respect to all Projects.”
“‘Capitalization Value’ means, as of any date of determination with respect to any Mortgage Property, the amount equal to (i) the Adjusted NOI for such Mortgage Property for the most recent trailing twelve (12) months for which financial results of the Borrower have been reported, divided by (ii) the Capitalization Rate.”
“‘Equity Value’ means, with respect to any Project or Subsidiary of the Parent, (a) the quotient of (i) the Net Operating Income of such Project (or in the case of a Subsidiary of the Parent, of all Projects of such Subsidiary) for the most recent trailing twelve (12) months for which financial results of the Borrower have been reported, divided by (ii) the Capitalization Rate less (b) all Indebtedness secured by a Lien on such Project (or in the case of a Subsidiary, all Indebtedness of such Subsidiary).”
“‘Total Asset Value’ means, as of any date, the sum, without duplication, of all of the following of the Parent, the Borrower and their Subsidiaries and Unconsolidated Affiliates (but in the case of any non-Wholly Owned Subsidiaries or Unconsolidated Affiliates, based on the Parent's direct or indirect Ownership Share of the same) except as noted with respect to non-Wholly Owned Subsidiaries and Unconsolidated Affiliates:
(a) the quotient of (i) Net Operating Income from all Projects of the Borrower and its Subsidiaries for the most recent trailing twelve (12) months for which financial results of the Borrower have been reported, less Capital Reserves for such Projects, divided by (ii) the Capitalization Rate, plus
(b) the cost basis of any Projects acquired during the twelve month period following such acquisition, plus
(c) the GAAP book value of Vacant Land, plus
(d) aggregate sums spent on the construction of improvements (including land acquisition costs) until 6 months after substantial completion of such improvements has been achieved.
For purposes of this definition (x) the property described in clause (c) and (d) above shall not, in the aggregate, constitute more than 10% of the calculation of Total Asset Value, and any excess over such amount shall not be included in the calculation of Total Asset Value and (y) to the extent the amount of Pre-Alteration NOI included in Net Operating Income under clause (a) above would exceed 7.5% of such Net Operating Income, such excess shall be excluded.”
4.Financial Covenants. Section 7.19(c) of the Credit Agreement is hereby deleted into its entirety and replaced with the following:
“(c)    Adjusted Consolidated EBITDA to Fixed Charges. Subject to the provisions of Section 7.19(h), the Borrower will not at any time permit the ratio of (a) Adjusted Consolidated EBITDA determined for the most recent trailing twelve (12) months for which financial results of the Borrower have been reported, to (b) Fixed Charges for the for the most recent trailing twelve (12) months for which financial results of the Borrower have been reported, to be less than the following:

Period	Ratio
Date of this Agreement to and including December 31, 2014	1.25 to 1
January 1, 2015 to and including December 31, 2015	1.35 to 1
January 1, 2016 and thereafter	1.40 to 1”

5.No Default. Borrower hereby represents and warrants that, as of the Effective Date, there is no Default, Event of Default or Unmatured Default, the representations and warranties contained in Article VI of the Loan Agreement are true and correct as of such date (with such applicable materiality qualifiers as may be contained in Article VI), and Borrower has no offsets or claims against any of the Lenders.

6.Ratification. The undersigned Guarantors, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013 (the "Guaranty"), that they are Guarantors under the Guaranty and that their obligations under the Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Guarantor under such Guaranty.

7.Full Force and Effect. Except as expressly modified as provided herein, the Loan Agreement shall continue in full force and effect. From and after the date hereof, this Amendment shall constitute one of the “Loan Documents” as such term is defined in the Loan Agreement. Moreover, from and after the date hereof, the “Loan Agreement” shall refer to the Loan Agreement as amended by this Amendment.

8.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower and the Lenders have executed this Amendment as of the date first above written.
BORROWER:
ROUSE PROPERTIES, L.P., a Delaware limited partnership

By:	Rouse GP, LLC, a Delaware limited liability company, its General Partner
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

The undersigned, being all of the Guarantors under that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013, hereby consent to the foregoing Amendment to the Loan Agreement.
ROUSE PROPERTIES, INC., a Delaware corporation

By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
ROUSE GP, LLC, a Delaware limited liability company

By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
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BIRCHWOOD MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
CACHE VALLEY, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

SIKES SENTER, LLC,
a Delaware limited liability company
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
COLONY SQUARE MALL L.L.C.
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

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GGP-GATEWAY MALL L.L.C.
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
LANSING ANCHOR ACQUISITION, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
LANSING MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
MALL ST. VINCENT, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
NORTH PLAINS MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

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SIERRA VISTA MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
SILVER LAKE MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
SPRING HILL ANCHOR ACQUISITION, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
SPRING HILL MALL L.L.C.
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
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THREE RIVERS MALL L.L.C.
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
WESTWOOD MALL, LLC
By:     /s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer
WHITE MOUNTAIN MALL, LLC

By:	/s/ John A. Wain
Authorized Signatory

ADMINISTRATIVE AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually and as the Administrative Agent
By:     /s/ Sara Jo Smith
Name:    Sara Jo Smith
Title:    Assistant Vice President

BANK OF AMERICA, N.A.,
individually and as Co-Syndication Agent
By:     /s/ Asad A. Rafiq
Name: Asad A. Rafiq
Title: Vice President

ROYAL BANK OF CANADA,
individually and as Co-Syndication Agent
By:     /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

BARCLAYS BANK PLC

By:     /s/ Christine Aharonian
Name:    Christine Aharonian
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
a national banking association, individually and as Co-Documentation Agent
By:
Name: Dennis J. Redpath
Title: Senior Vice President

FIFTH THIRD BANK,
an Ohio Banking Corporation
By:     /s/ Casey Gehrig
Name: Casey Gehrig
Title: Vice President

RBS CITIZENS, N.A.
By:     /s/ Jonathan Hirshey
Name: Jonathan Hirshey
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:     /s/ Bill O' Daly
Name:    Bill O' Daly
Title:    Authorized Signatory

By:     /s/ Andrew Maletta
Name:    Andrew Maletta
Title:    Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:     /s/ Steven Jonassen

Name: Steven Jonassen
Title: Managing Director

By: /s/William Knickerbocker

Name: William Knickerbocker
Title: Director